Acquisitions and disposals	12 Months Ended
Dec. 31, 2025
Acquisitions and disposals
Acquisitions and disposals

20. Acquisitions and disposals

Business combinations are accounted for using the acquisition accounting method as at the acquisition date, which is the date at which control is transferred to the Group.

Goodwill is measured at the acquisition date as the fair value of consideration transferred, plus non-controlling interests and the fair value of any previously held equity interests less the net recognised amount (which is generally fair value) of the identifiable assets and liabilities assumed. Goodwill is subject to an annual review for impairment (or more frequently if necessary) in accordance with the accounting policies of the Group. Any impairment is charged to the income statement as it arises. Detailed information relating to goodwill is provided in Note 8.

Transaction costs are expensed as incurred.

Acquisitions

There were no acquisitions completed in 2025 or in 2024, but two agreements were entered into during the year ended 31 December 2025 for future purchases.

Acquisition of Unilever PLC’s Indian Ice Cream Business

On 25 June 2025, the Group signed an agreement to buy Unilever PLC’s Ice Cream Business in India, Kwality Wall’s India Ltd, on or after 1 April 2026. This acquisition will be for a price equal to Unilever PLC’s shareholding in that entity at the time of the sale (expected to be 61.9%) multiplied by the agreed fair market value of that entity of €450 million. The sale will be funded by a term loan facility and is subject to Hindustan Unilever Limited (HUL) completing the demerger of Kwality Wall’s India Limited, the subsequent listing of Kwality Wall’s India Limited in India, the initiation of a mandatory tender offer to the minority shareholders of Kwality Wall’s India Limited of up to 26% of its shares and the funding of the associated escrow account by the Company.

On 1 December 2025, Kwality Wall’s India Limited successfully demerged from HUL, and subsequently its listing took place on 16 February 2026. On 16 February, we announced an offer to acquire up to 26.0% of the Kwality Wall's India Limited shares from public shareholders at INR 21.33 per share, in accordance with SEBI takeover regulations. India Ice Cream Business reported revenue of €180 million and operating loss of €19 million for the 12-month period ended 31 December 2025. Until the sale completes, its full results will continue to be reported within the Unilever Group.

Portugal

On 18 October 2025, the Group signed an agreement to acquire the Portugal ice cream business from Unilever Fima Lda, structured as two separate transactions covering the marketing and sales operations and the ice cream sourcing unit. The transactions are based on an aggregate enterprise value of approximately €165 million, subject to customary completion adjustments.

On 2 March 2026, the marketing and sales entity was successfully demerged from Unilever. Completion of its acquisition is expected on 1 April 2026. The sourcing unit acquisition will complete separately, following receipt of additional regulatory and operational approvals.

Portugal ice cream business generated revenues of approximately €100 million and operating profit of approximately €12 million for the 12 - month period ended 31 December 2025.

Disposals

Venezuelan Ice Cream Business

The Group sold the Venezuelan Ice Cream Business on 3 July 2025, resulting in a recorded net loss of €4 million.